POWER OF ATTORNEY




      Know all by these presents that the undersigned
hereby constitutes and appoints Michael Katzenstein,
Glenn Davis and Anthony J. Bellantuoni as his true and
lawful attorneys-in-fact to:
(1)	execute for and on behalf of the
undersigned Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934, as
amended, and the rules thereunder;
(2)	do and perform any and all acts for and
on behalf of the undersigned which may
be necessary or desirable to complete
the execution of any such Form 3, 4 and
5 and timely filing of such forms with
the United States Securities and
Exchange Commission and any other
authority; and
(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorneys-in-fact, may be of benefit
to, in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
by such attorneys-in-fact on behalf of
the undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorneys-in-fact may approve
in their discretion.
      The undersigned hereby grants to each attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22 day of July, 2010.


	S/ Eugene I. Davis
	Signature